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                                                                 EXHIBIT 10.30

                                 LEASE AGREEMENT
                                  (HOLDENVILLE)

         THIS LEASE AGREEMENT ("Lease") dated as of the 5th day of January, 1998, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease dated July 18, 1997 (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I

                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in Holdenville, Hughes County, Oklahoma, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as Davis Correctional Facility;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit C hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit D hereto (collectively "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of ten (10) years commencing on January __, 1998 (the "Commencement Date") and expiring on January __, 2008 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows: (i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five
(5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended



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Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve
(12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December
31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen (18) months prior to the effective date of such termination.

                                   ARTICLE II

                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date provided for in Section 1.03 of the Master Agreement, in accordance with the Base Rent Schedule attached hereto as Exhibit B.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III

                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         3.3 Lease and Operation Agreement. Tenant acknowledges that it has leased the Leased Property subject to that certain Lease and Operation Agreement described on Exhibit D hereto. All rents, revenues and benefits, if any, arising out of the Lease and Operation Agreement shall be paid to Tenant during the Term of this Lease.



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         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this
Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                            CCA PRISON REALTY TRUST

                                            By: /s/ Doctor R. Crants, III
                                                --------------------------------

                                            Title: President
                                                   -----------------------------


                                            CORRECTIONS CORPORATION OF AMERICA

                                            By: /s/ Darrell K. Massengale
                                                --------------------------------

                                            Title: Vice President, Finance
                                                   -----------------------------



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                                    EXHIBIT A

                     [LEGAL DESCRIPTION OF LEASED PROPERTY]

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                                    EXHIBIT B

                               BASE RENT SCHEDULE

(Property:  Davis Correctional Facility, Holdenville, Hughes County, Oklahoma)

         Tenant will pay to Landlord annual Base Rent of $3,974,533.00 payable in equal monthly instalments beginning on the Commencement Date of:

                  $331,211.08

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.



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                                    EXHIBIT C

                                  MORTGAGE DEBT

(Property:  Davis Correctional Facility, Holdenville, Hughes County, Oklahoma)

         This property is subject to the following Mortgage Debt: (or subsequent Mortgage Debt)

1. Mortgage and security Agreement in favor of First Union National Bank as Administrative Agent dated January 5, 1998.

2. Assignment of Rents, Leases and Profits in favor of First Union National Bank as Administrative Agent dated January 5, 1998.
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                                    EXHIBIT D

                              PERMITTED EXCEPTIONS

(Property: Davis Correctional Facility, Holdenville, Hughes County, Oklahoma)